UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007 (April 23, 2007)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000
(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On April 23, 2007, the Compensation Committee of the Company’s Board of Directors approved the form of the following agreements to be used for future awards of Restricted Stock Unit Awards pursuant to the 2005 Ownership Incentive Plan:
          Form of Restricted Stock Unit Award Agreement (Non-Employee Director)
          Form of Restricted Stock Unit Award Agreement (Employee)
The Company intends to use these forms of agreement from time to time in connection with awards to officers, directors and certain employees. Copies of the Restricted Stock Unit Award Agreement (Non-Employee Director) and the Restricted Stock Unit Award Agreement (Employee) are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
10.1 Form of Restricted Stock Unit Award Agreement (Non-Employee Director)
10.2 Form of Restricted Stock Unit Award Agreement (Employee)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION (Registrant)
Date: April 27, 2007	/s/	Michael R. Johns
Michael R. Johns,
Vice President – General Counsel and Corporate Secretary